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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): APRIL 16, 2003

                            JOURNAL REGISTER COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    DELAWARE                        1-12955                      22-3498615

(State or Other              Commission File Number           (I.R.S. Employer
Jurisdiction                                                 Identification No.)
of Incorporation)

                              50 WEST STATE STREET
                         TRENTON, NEW JERSEY 08608-1298
          (Address of Principal Executive Offices, Including Zip Code)

       Registrant's telephone number, including area code: (609) 396-2200


                                 NOT APPLICABLE
           Former Name or Former Address, if Changed Since Last Report



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Item 7.  Financial Statements and Exhibits

        (c)     Exhibits.

            99.1 Text of press release issued by Journal Register Company, dated April 16, 2003, titled "Journal Register Company Reports First Quarter Results"

Item 9.  Regulation FD Disclosure

On April 16, 2003, Journal Register Company announced its consolidated results of operations for the fiscal quarter ended March 30, 2003. A copy of such press release is furnished as an exhibit to this Current Report on Form 8-K. The information contained in this Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

                                    SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             JOURNAL REGISTER COMPANY


Date:  April 16, 2003                        By: /s/ Jean B. Clifton
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                                                 Jean B. Clifton
                                                 Executive Vice President
                                                 and Chief Financial Officer



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                                  Exhibit Index

Exhibit   Description
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99.1     Text of press release issued by Journal Register Company, dated
         April 16, 2003, titled "Journal Register Company Reports First Quarter Results"